                                                                   Exhibit 10.13

     Certain portions of this exhibit have been deleted and confidentially filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 under the Securities Act of 1933, as amended. The confidential portions of the exhibit that have been deleted are indicated by "[*****]" inserted in place of such confidential information.

[*] confidentiality requested

                                                                   EXHIBIT 10.13


     [TYSON LOGO]         WHOLESALE CLUB SALES          [TASTYBIRD LOGO]
                          BEEF PATTIE CONTRACT

1.   4/1 Beef Patties 80% Lean

          Quantity:      Minimum [*********************************************
                         ************]

          Distribution:  All Clubs

          Pricing:       Delivered Price:  [*******]
                         Rebate/Accrual    [*******]
                         Invoiced Price    [*******]

2.   3/1 Ground Sirloin Patties 85% Lean

          Quantity:      Minimum [********************************************
                         *************]

          Distribution:  All Clubs

          Pricing:       Delivered Price:  [*******]
                         Rebate/Accrual    [*******]
                         Invoiced Price    [*******]

The above prices were based on an assumption of purchasing raw materials at given market costs. Production for summer months will require raw material purchases during the January - March time period. Per Sam's recommendation, if it appears that raw materials cannot be purchased at acceptable cost, then both parties will evaluate market conditions to arrive at a mutually beneficial solution.

The [******][*******] may be taken as an authorized deduction [****************]

/s/ John Curran                             /s/ Duane Wilson
--------------------------------            -------------------------------
John Curran         Date                    Duane Wilson          Date
V.P. Wholesale Club Division                V.P., GMM
Sales and Marketing
                                            /s/ Adurn da Costa    11/1/95
                                            -------------------------------
                                            Adurn da Costa   Date
                                            V.P., DMM

                                            /s/ Greg Patton       10/31/95
                                            -------------------------------
                                            Greg Patton           Date
                                            Buyer


[*]  confidentiality requested